UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 9, 2017
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

520 Madison Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)

(800) 225-5224
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 9, 2017, CA, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). The Company’s stockholders voted on the matters outlined in the 2017 Proxy Statement ("Proxy Statement"), filed with the Securities and Exchange Commission on June 22, 2017. The final voting results on the proposals presented at the meeting are set forth below.

1. Proposal 1 – Election of Directors:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Jens Alder	359,977,739	2,285,080	180,794	18,384,944
Raymond J. Bromark	358,259,090	3,979,490	205,033	18,384,944
Michael P. Gregoire	361,149,506	1,139,530	154,577	18,384,944
Rohit Kapoor	360,009,048	2,248,630	185,935	18,384,944
Jeffrey G. Katz	359,985,416	2,246,628	211,569	18,384,944
Kay Koplovitz	341,004,005	21,242,030	197,578	18,384,944
Christopher B. Lofgren	340,182,882	21,875,304	385,427	18,384,944
Richard Sulpizio	341,590,449	20,655,615	197,549	18,384,944
Laura S. Unger	339,987,108	22,280,645	175,860	18,384,944
Arthur F. Weinbach	341,780,653	20,231,219	431,741	18,384,944

Renato (Ron) Zambonini, who had been nominated in the Proxy Statement for re-election to the Company’s Board of Directors (the "Board"), passed away prior to the Annual Meeting. The Board chose not to submit a substitute nominee for Mr. Zambonini’s director position, and reduced the Board from eleven to ten members to eliminate the vacancy.

2. Proposal 2 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018:

	Shares For	Shares Against	Abstentions
Proposal 2	377,118,359	3,421,745	288,453

3. Proposal 3 – Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 3	327,115,667	34,972,068	355,878	18,384,944

4. Proposal 4 – Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s Named Executive Officers:

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Proposal 4	337,528,483	463,736	24,196,951	254,443	18,384,944

5. Proposal 5 – Approval of the amendment to increase the number of authorized shares issuable under the CA, Inc. 2012 Compensation Plan for Non-Employee Directors:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 5	360,130,722	2,042,153	270,738	18,384,944

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Date:	August 11, 2017	By:	/s/ Michael C. Bisignano
Michael C. Bisignano
Executive Vice President, General Counsel and Corporate Secretary